SECURITIES AND EXCHANGE COMMISSION

                              Washington, DC 20549

                                    FORM 8-K


                                 Current Report

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (date of earliest event reported):  August 15, 2000


                             SAC TECHNOLOGIES, INC.
             ------------------------------------------------------
             (Exact name of registrant as specified in its charter)


         Minnesota                   1-13463                    41-1741861
     ---------------          ---------------------          -------------------
     (State or other          (Commission File No.)            (IRS Employer
     jurisdiction of                                         Identification No.)
     incorporation)

                           1285 Corporate Center Drive
                                    Suite 175
                                 Eagan, MN 55121
                     ---------------------------------------
                     (Address of principal executive office)




Registrant's telephone number, including area code:  (651) 687-0414
                                                     --------------

          (Former name or former address, if changed since last report)

ITEM 7:  FINANCIAL STATEMENTS AND EXHIBITS

         (c)      Exhibits

                  99.1     Company Press Release Dated August 18, 2000.

                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


Dated: August 22, 2000                   SAC TECHNOLOGIES, INC.


                                         BY: /s/ Barry M. Wendt
                                             -----------------------------------
                                                 Barry M. Wendt
                                                 Chief Executive Officer